Fees Summary	Aug. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,200,640.08
Previously Paid Amount	0.00
Total Fee Amount	1,102.42
Total Offset Amount	0.00
Net Fee	$ 1,102.42